UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 23, 2024

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, FL 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock	$0.01 par value	BLMN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On April 23, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 82,145,369 shares of Common Stock, representing 94.34% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The results of voting on each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

1.Stockholders elected each of the following ten nominees as a director to serve for a one-year term expiring at the 2025 annual meeting of stockholders and until their successors have been duly elected and qualified, as set forth below.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David J. Deno	76,639,961	142,832	11,938	5,350,638
David George	76,717,219	64,865	12,647	5,350,638
Lawrence V. Jackson	75,774,374	999,662	20,695	5,350,638
Julie Kunkel	76,661,552	118,985	14,194	5,350,638
Rohil Lal	76,709,556	71,833	13,342	5,350,638
Tara Walpert Levy	75,894,543	849,760	50,428	5,350,638
John J. Mahoney	75,219,959	1,548,623	26,149	5,350,638
Melanie Marein-Efron	76,655,246	126,465	13,020	5,350,638
R. Michael Mohan	69,958,235	6,811,291	25,205	5,350,638
Jonathon Sagal	76,472,390	310,264	12,077	5,350,638

2.Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 29, 2024, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,609,028	2,505,407	30,934	—

3.Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,776,517	1,972,199	46,015	5,350,638

4.Stockholders did not approve a stockholder proposal to adopt a stockholder right to act by written consent, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,595,715	45,105,210	93,806	5,350,638

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date:	April 24, 2024	By:	/s/ Kelly Lefferts
Kelly Lefferts
Executive Vice President, Chief Legal Officer and Secretary